UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Definitive Proxy Statement.

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Soliciting Material Pursuant to § 240.14a-12.

FS Global Credit Opportunities Fund — ADV
FS Global Credit Opportunities Fund — T
FS Global Credit Opportunities Fund — A
FS Global Credit Opportunities Fund — D
FS Global Credit Opportunities Fund — T2

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FS Global Credit Opportunities Fund

January 29, 2019

Dear Fellow Shareholder,

FS Global Credit Opportunities Fund (the “Master Fund”) is seeking the vote of its shareholders regarding the approval of a new investment advisory agreement (the “Master Fund Proposal”). As shareholders of the Master Fund, FS Global Credit Opportunities Fund–ADV, FS Global Credit Opportunities Fund–T, FS Global Credit Opportunities Fund–A, FS Global Credit Opportunities Fund–D and FS Global Credit Opportunities Fund–T2 (each, a “Feeder Fund” and collectively, the “Feeder Funds”) will vote their shares in the Master Fund on the Master Fund Proposal. Each Feeder Fund is seeking voting instructions from its shareholders (“Shareholders”) regarding the Master Fund Proposal. Each Feeder Fund will hold a special meeting of its Shareholders (the “Special Meeting”) on April 18, 2019 at 10:30 a.m., Eastern Time, at the offices of FS Global Advisor, LLC at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. The Special Meeting is being held to consider and vote on the Master Fund Proposal, and to transact such other business as may come before the Special Meeting and any adjournments thereof.

Shareholders of record of each Feeder Fund at the close of business on January 22, 2019 (the “Record Date”) are entitled to instruct such Feeder Fund on how to vote their pro-rata portion of such Feeder Fund’s shares in the Master Fund with respect to the Master Fund Proposal at the Special Meeting and any adjournments or postponements thereof. A Voting Instruction Request and accompanying voting instruction card will be mailed to Shareholders on or about February 1, 2019.

The Boards of Trustees of the Master Fund and each Feeder Fund unanimously recommend that you vote for the Master Fund Proposal.

You may provide voting instructions by completing, signing and returning the enclosed voting instruction card by mail in the envelope provided.

If you have any questions before you vote, please call 877-628-8575.

By Order of the Board of Trustees,

Michael Forman

President and Chief Executive Officer

FS Global Credit Opportunities Fund

FS Global Credit Opportunities Fund–ADV

FS Global Credit Opportunities Fund–T

FS Global Credit Opportunities Fund–A

FS Global Credit Opportunities Fund–D

FS Global Credit Opportunities Fund–T2

Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of FS Global Credit Opportunities Fund (the “Master Fund”), FS Global Credit Opportunities Fund–ADV, FS Global Credit Opportunities Fund–T, FS Global Credit Opportunities Fund–A, FS Global Credit Opportunities Fund–D and FS Global Credit Opportunities Fund–T2 (each, a “Feeder Fund” and collectively, the “Feeder Funds” and together with the Master Fund, the “Funds”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to the Funds’ operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in the Funds’ operating area, failure to obtain requisite shareholder approval for the Master Fund Proposal (as defined below) set forth in the Proxy Statement (as defined below), unexpected costs, charges or expenses resulting from the proxy solicitation or business of or involving the Funds, and failure to realize the anticipated benefits of the Master Fund Proposal involving the Funds. Some of these factors are enumerated in the filings the Funds made with the Securities and Exchange Commission (the “SEC”) and are also contained in the Proxy Statement. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This communication relates to a proxy solicitation for which the shareholders of each Feeder Fund are being asked to approve a new investment advisory agreement between the Master Fund and FS Global Advisor, LLC, the investment adviser to the Master Fund (the “Master Fund Proposal”). In connection with the Master Fund Proposal, each Feeder Fund has filed relevant materials with the SEC, including a proxy statement which describes the Master Fund Proposal (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS AND THE MASTER FUND PROPOSAL. Investors and security holders are able to obtain the documents filed with the SEC free of charge at the SEC’s website, www.sec.gov, and from the Master Fund’s website at www.fsinvestments.com.

Participants in the Solicitation

The Funds and their respective trustees, executive officers and certain other members of management and employees, including employees of FS Investments and its affiliates, may be deemed to be participants in the solicitation of proxies from the shareholders of the Funds in connection with the Master Fund Proposal. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Funds’ shareholders in connection with the Proposals is contained in the Proxy Statement. This document may be obtained free of charge from the sources indicated above.

201 Rouse Boulevard

Philadelphia, PA 19112

FS Global Credit Opportunities Fund Proxy Solicitation Q&A

1.	What proposal are shareholders being asked to approve for FS Global Credit Opportunities Fund?

•	The shareholders of each feeder fund are being asked to approve a new investment advisory agreement (the “New Agreement”) between FS Global Credit Opportunities Fund (the “Master Fund”) and FS Global Advisor, LLC (the “Adviser”).

•	This proposal is referenced throughout the proxy statement as the “Master Fund Proposal.”

•	The New Agreement will reduce the base management fee, the incentive fee and the hurdle rate:

–	Base management fee: Under the current investment advisory agreement, the Adviser is entitled to an annual base management fee of 2.0% based on the Master Fund’s average daily gross assets. The New Agreement would reduce the base management fee to 1.50% of the Master Fund’s average daily gross assets.

–	Incentive fees: The Adviser is entitled to an incentive fee based on the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. The New Agreement would reduce the incentive fee that the Adviser may earn from 20% to 10% of the Master Fund’s pre-incentive fee net investment income.

–	Hurdle amendment: The incentive fee is subject to a hurdle rate, which is a specified rate of return that the Master Fund must generate based on adjusted gross capital before the Adviser can collect the incentive fee. Under the current advisory agreement, the annualized hurdle rate is 9.0%, or 2.25% per quarter, subject to a “catch-up” feature described more fully in the proxy solicitation statement.

Under the New Agreement, the quarterly hurdle rate used in calculating the incentive fee would be reduced from 2.25% per quarter to 1.50% per quarter, or an annualized hurdle rate of 6.0%.

2.	Will there be a special meeting for shareholders to vote on the Master Fund Proposal?

•	Yes. Each feeder fund will host a special meeting of shareholders on April 18, 2019 at 10:30 a.m. Eastern.

3.	What vote is required for each feeder fund to approve the Master Fund Proposal?

•	Each feeder fund will vote proportionately to the instructions to vote for or against the Master Fund Proposal received from its respective shareholders.

•	The approval of the Master Fund Proposal requires the vote of 50% of each feeder fund’s shares with two-thirds of those voting in favor of the Master Fund Proposal. The required vote needed to pass the Master Fund Proposal is more than one-third of each feeder fund’s shares.

4.	How does the board of trustees suggest I vote?

•	The board unanimously recommends that you vote for the Master Fund Proposal.

•	At an in-person meeting of the boards held on December 10, 2018, the boards, including a majority of the independent trustees, considered and approved the New Agreement for an initial two-year period.

•	The independent trustees consulted with outside counsel regarding the approval of the New Agreement, including consideration and approval of the proposed fee structure and the hurdle amendment.

5.	What are the base management fee and incentive fee during the proxy solicitation period?

•	The existing agreement remains in effect until the shareholders approve the New Agreement. The existing agreement has a base management fee of 2% of the Master Fund’s average daily gross assets and an incentive fee of 20% of the Master Fund’s pre-incentive fee net investment income.

•	However, the Adviser has agreed to implement a rebate concept. From on or about January 1, 2019 through the date on which shareholder approval of the New Agreement is obtained, the Adviser has agreed to rebate back to the Master Fund the difference in advisory fees, if any, between the advisory fees that the Adviser earned during the proxy solicitation period under the existing investment advisory agreement and the fees the Adviser would have earned had the New Agreement been in effect during the proxy solicitation period.

•	The rebate may have the effect of lowering the aggregate advisory fees paid by the Master Fund to the Adviser during the proxy solicitation period, but in no event will the total advisory fees owed to the Adviser during the proxy solicitation period exceed the amount of advisory fees that the Adviser would have earned under the existing agreement.

6.	Why was the hurdle rate used to calculate the incentive fee amended?

•	As part of our review and evaluation, we compared data with respect to services rendered, advisory fees (including base management fees and incentive fees) and financial performance of other closed-end investment companies with a similar asset size and investment objective.

•	I n addition, the Adviser considered the Master Fund’s performance, including profitability and credit performance achieved as a result of the Adviser’s strategy.

•	As a result, and because the Adviser has agreed to reduce its base management fee and incentive fee, the Adviser proposed the hurdle amendment to the existing agreement’s incentive fee structure to reduce the “hurdle rate” used to determine whether the Adviser will earn and be entitled to cash payment of the incentive fee.

•	The Adviser believes that the hurdle amendment and the base management fee and incentive fee reductions will not only bring the Master Fund’s advisory fee structure more closely in line with competing closed-end funds with similar total asset sizes and investment objectives, but will also increase the alignment between its interests and the interests of the Master Fund’s shareholders, including each feeder fund’s shareholders, while still allowing it to remain competitive in attracting the best talent to manage capital for the Master Fund.

•	We believe a lower hurdle rate removes disincentives for the Adviser to invest in senior assets with lower absolute yet potentially higher risk-adjusted returns, due to a lower probability of default when compared to higher-yielding junior assets.

© 2019 FS Investments	FL-GCO-PROXYQA

7.	How do the advisory fees paid in 2018 compare to the terms of the existing advisory agreement?

•	FS Investments has served as the sole investment adviser to FSGCO since April 9, 2018. In connection with the transition, the Adviser waived 0.50% of annual base management fees in 2018 so that the annual base management fee, post-waiver, was equal to 1.50%. In addition, the Adviser waived the incentive fee in 2018.

•	Following the expiration of the waivers, advisory fees reverted to the terms within the existing investment advisory agreement.

8.	Will I receive multiple voting ballots if I own shares of multiple feeder funds?

•	Yes. Shareholders of the feeder funds as of the close of business on January 22, 2019 are entitled to vote on the proposal.

•	Investors who own shares of two or more feeder funds will receive and be asked to vote the respective shares.

9.	As an investor, what do I need to do next?

•	Investors are urged to review documents that FSGCO filed with the Securities and Exchange Commission (the SEC) and the information contained in the proxy statement.

10.	Will FSGCO incur expenses in soliciting proxies?

•	Yes. The expenses incurred in connection with soliciting voting instructions and related costs, including those for printing, mailing, solicitation and vote tabulation, legal fees, and out-of-pocket expenses will be shared by the funds and the Adviser.

Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of FS Global Credit Opportunities Fund (the “Master Fund”), FS Global Credit Opportunities Fund–ADV, FS Global Credit Opportunities Fund–T, FS Global Credit Opportunities Fund–A, FS Global Credit Opportunities Fund–D and FS Global Credit Opportunities Fund–T2 (each, a “Feeder Fund” and collectively, the “Feeder Funds” and together with the Master Fund, the “Funds”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to the Funds’ operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in the Funds’ operating area, failure to obtain requisite shareholder approval for the Master Fund Proposal (as defined below) set forth in the Proxy Statement (as defined below), unexpected costs, charges or expenses resulting from the proxy solicitation or business of or involving the Funds, and failure to realize the anticipated benefits of the Master Fund Proposal involving the Funds. Some of these factors are enumerated in the filings the Funds made with the Securities and Exchange Commission (the “SEC”) and are also contained in the Proxy Statement. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

© 2019 FS Investments	FL-GCO-PROXYQA

Additional Information and Where to Find It

This communication relates to a proxy solicitation for which the shareholders of each Feeder Fund are being asked to approve a new investment advisory agreement between the Master Fund and FS Global Advisor, LLC, the investment adviser to the Master Fund (the “Master Fund Proposal”). In connection with the Master Fund Proposal, each Feeder Fund has filed relevant materials with the SEC, including a proxy statement which describes the Master Fund Proposal (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS AND THE MASTER FUND PROPOSAL. Investors and security holders are able to obtain the documents filed with the SEC free of charge at the SEC’s website, www.sec.gov, and from the Master Fund’s website at www.fsinvestments.com.

Participants in the Solicitation

The Funds and their respective trustees, executive officers and certain other members of management and employees, including employees of FS Investments and its affiliates, may be deemed to be participants in the solicitation of proxies from the shareholders of the Funds in connection with the Master Fund Proposal. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Funds’ shareholders in connection with the Proposals is contained in the Proxy Statement. This document may be obtained free of charge from the sources indicated above.

This email and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of this email is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any use, review, retransmission, dissemination, distribution, copying, printing, or any other use or action taken in reliance upon this email is strictly prohibited. If you have received this email in error, please notify the sender immediately by replying to this email message or by telephone at 877-628-8575 and delete this email and any attachments from your system. The contents of any email and its attachments which are sent by or to the sender may be subject to monitoring, review and archive. Any statements or opinions expressed in this email are those of the sender and do not necessarily represent those of sender’s employer, its affiliated companies or any other person. Although the sender’s employer attempts to sweep email and attachments for viruses, it does not guarantee that either is virus-free and accepts no liability for any damages as a result of viruses.

To view the web version, please click here. If you prefer to no longer receive emails, please click here.

© 2019 FS Investments

© 2019 FS Investments	FL-GCO-PROXYQA

Hi ,

I wanted to let you know that your clients who invested in FS Global Credit Opportunities Fund will be asked to vote on a proposal to approve a new investment advisory agreement.

FSGCO’s board of trustees unanimously recommends that shareholders vote in favor of the proposal, which will:

•	Reduce the base management fee

•	Lower the incentive fee and hurdle rate

•	Align the fee structure with that of competitive funds

Our proxy solicitation firm will contact investors by mail, email and phone.

Your clients can vote in minutes by any of these means:

1.	Phone: 1-844-858-7386 (live agent) or 1-800-690-6903 (automated recording)

2.	Computer: www.proxyvote.com

3.	Mail: With the proxy card received by mail

For more details, download the Q&A, which you can share with your clients.

Thanks,

FS Investment Solutions, LLC
An affiliate of FS Investments
Member FINRA/SIPC
201 Rouse Boulevard, Philadelphia, PA 19112
fsinvestments.com

Follow us on LinkedIn, Twitter and YouTube

Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of FS Global Credit Opportunities Fund (the “Master Fund”), FS Global Credit Opportunities Fund–ADV, FS Global Credit Opportunities Fund–T, FS Global Credit Opportunities Fund–A, FS Global Credit Opportunities Fund–D and FS Global Credit Opportunities Fund–T2 (each, a “Feeder Fund” and collectively, the “Feeder Funds” and together with the Master Fund, the “Funds”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to the Funds’ operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in the Funds’ operating area, failure to obtain requisite shareholder approval for the Master Fund Proposal (as defined below) set forth in the Proxy Statement (as defined below), unexpected costs, charges or expenses resulting from the proxy solicitation or business of or involving the Funds, and failure to realize the anticipated benefits of the Master Fund Proposal involving the Funds. Some of these factors are enumerated in the filings the Funds made with the Securities and Exchange Commission (the “SEC”) and are also contained in the Proxy Statement. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This communication relates to a proxy solicitation for which the shareholders of each Feeder Fund are being asked to approve a new investment advisory agreement between the Master Fund and FS Global Advisor, LLC, the investment adviser to the Master Fund (the “Master Fund Proposal”). In connection with the Master Fund Proposal, each Feeder Fund has filed relevant materials with the SEC, including a proxy statement which describes the Master Fund Proposal (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS AND THE MASTER FUND PROPOSAL. Investors and security holders are able to obtain the documents filed with the SEC free of charge at the SEC’s website, www.sec.gov, and from the Master Fund’s website at www.fsinvestments.com.

Participants in the Solicitation

The Funds and their respective trustees, executive officers and certain other members of management and employees, including employees of FS Investments and its affiliates, may be deemed to be participants in the solicitation of proxies from the shareholders of the Funds in connection with the Master Fund Proposal. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Funds’ shareholders in connection with the Proposals is contained in the Proxy Statement. This document may be obtained free of charge from the sources indicated above.

This email and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of this email is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any use, review, retransmission, dissemination, distribution, copying, printing, or any other use or action taken in reliance upon this email is strictly prohibited. If you have received this email in error, please notify the sender immediately by replying to this email message or by telephone at 877-628-8575 and delete this email and any attachments from your system. The contents of any email and its attachments which are sent by or to the sender may be subject to monitoring, review and archive. Any statements or opinions expressed in this email are those of the sender and do not necessarily represent those of sender’s employer, its affiliated companies or any other person. Although the sender’s employer attempts to sweep email and attachments for viruses, it does not guarantee that either is virus-free and accepts no liability for any damages as a result of viruses.

To view the web version, please click here. If you prefer to no longer receive emails, please click here.

© 2019 FS Investments

FSGCO BEGINS PROXY

Please encourage your clients to vote when they receive their proxy materials in the mail next week.

We’re reaching out to you since some of your clients previously invested in FS Global Credit Opportunities Fund (FSGCO). We’re asking shareholders to approve a new investment advisory agreement that:

•	Reduces the base management fee
•	Lowers the incentive fee and hurdle rate
•	Aligns the fee structure with that of competitive funds

Remind clients to vote by:

1	Mail: With the proxy card received in the mail
2	Phone: 1-844-858-7386 (live agent) or 1-800-690-6903 (recording)
3	Computer: www.proxyvote.com

Thank you for your time and attention.

Get more information on the proxy.

Q&A SEC filing FOR MORE INFORMATION CALL 877-628-8575 VISIT fsinvestments.com

CONFIDENTIAL. FOR BONA FIDE DUE DILIGENCE PURPOSES ONLY. NOT FOR FINANCIAL ADVISOR OR INVESTOR USE.

Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of FS Global Credit Opportunities Fund (the “Master Fund”), FS Global Credit Opportunities Fund–ADV, FS Global Credit Opportunities Fund–T, FS Global Credit Opportunities Fund–A, FS Global Credit Opportunities Fund–D and FS Global Credit Opportunities Fund–T2 (each, a “Feeder Fund” and collectively, the “Feeder Funds” and together with the Master Fund, the “Funds”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to the Funds’ operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in the Funds’ operating area, failure to obtain requisite shareholder approval for the Master Fund Proposal (as defined below) set forth in the Proxy Statement (as defined below), unexpected costs, charges or expenses resulting from the proxy solicitation or business of or involving the Funds, and failure to realize the anticipated benefits of the Master Fund Proposal involving the Funds. Some of these factors are enumerated in the filings the Funds made with the Securities and Exchange Commission (the “SEC”) and are also contained in the Proxy Statement. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This communication relates to a proxy solicitation for which the shareholders of each Feeder Fund are being asked to approve a new investment advisory agreement between the Master Fund and FS Global Advisor, LLC, the investment adviser to the Master Fund (the “Master Fund Proposal”). In connection with the Master Fund Proposal, each Feeder Fund has filed relevant materials with the SEC, including a proxy statement which describes the Master Fund Proposal (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS AND THE MASTER FUND PROPOSAL. Investors and security holders are able to obtain the documents filed with the SEC free of charge at the SEC’s website, www.sec.gov, and from the Master Fund’s website at www.fsinvestments.com.

Participants in the Solicitations

The Funds and their respective trustees, executive officers and certain other members of management and employees, including employees of FS Investments and its affiliates, may be deemed to be participants in the solicitation of proxies from the shareholders of the Funds in connection with the Master Fund Proposal. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Funds’ shareholders in connection with the Proposals is contained in the Proxy Statement. This document may be obtained free of charge from the sources indicated above.

This email and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of this email is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any use, review, retransmission, dissemination, distribution, copying, printing, or any other use or action taken in reliance upon this email is strictly prohibited. If you have received this email in error, please notify the sender immediately by replying to this email message or by telephone at 877-628-8575 and delete this email and any attachments from your system. The contents of any email and its attachments which are sent by or to the sender may be subject to monitoring, review and archive. Any statements or opinions expressed in this email are those of the sender and do not necessarily represent those of sender's employer, its affiliated companies or any other person. Although the sender's employer attempts to sweep email and attachments for viruses, it does not guarantee that either is virus-free and accepts no liability for any damages as a result of viruses.

To view the web version click here. If you prefer to no longer receive emails, please click here.

© 2019 FS Investments

FSGCO BEGINS PROXY

Please encourage your clients to vote when they receive their proxy materials in the mail next week.

We’re reaching out to you since some of your clients previously invested in FS Global Credit Opportunities Fund (FSGCO). We’re asking shareholders to approve a new investment advisory agreement that:

•	Reduces the base management fee
•	Lowers the incentive fee and hurdle rate
•	Aligns the fee structure with that of competitive funds

Remind clients to vote by:

1	Mail: With the proxy card received in the mail
2	Phone: 1-844-858-7386 (live agent) or 1-800-690-6903 (recording)
3	Computer: www.proxyvote.com

Thank you for your time and attention.

Get more information on the proxy.

Q&A SEC filing FOR MORE INFORMATION CALL 877-628-8575 VISIT fsinvestments.com

CONFIDENTIAL. FOR ADVISOR USE ONLY. NOT FOR INVESTOR USE.

Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of FS Global Credit Opportunities Fund (the “Master Fund”), FS Global Credit Opportunities Fund–ADV, FS Global Credit Opportunities Fund–T, FS Global Credit Opportunities Fund–A, FS Global Credit Opportunities Fund–D and FS Global Credit Opportunities Fund–T2 (each, a “Feeder Fund” and collectively, the “Feeder Funds” and together with the Master Fund, the “Funds”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to the Funds’ operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in the Funds’ operating area, failure to obtain requisite shareholder approval for the Master Fund Proposal (as defined below) set forth in the Proxy Statement (as defined below), unexpected costs, charges or expenses resulting from the proxy solicitation or business of or involving the Funds, and failure to realize the anticipated benefits of the Master Fund Proposal involving the Funds. Some of these factors are enumerated in the filings the Funds made with the Securities and Exchange Commission (the “SEC”) and are also contained in the Proxy Statement. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This communication relates to a proxy solicitation for which the shareholders of each Feeder Fund are being asked to approve a new investment advisory agreement between the Master Fund and FS Global Advisor, LLC, the investment adviser to the Master Fund (the “Master Fund Proposal”). In connection with the Master Fund Proposal, each Feeder Fund has filed relevant materials with the SEC, including a proxy statement which describes the Master Fund Proposal (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS AND THE MASTER FUND PROPOSAL. Investors and security holders are able to obtain the documents filed with the SEC free of charge at the SEC’s website, www.sec.gov, and from the Master Fund’s website at www.fsinvestments.com.

Participants in the Solicitations

The Funds and their respective trustees, executive officers and certain other members of management and employees, including employees of FS Investments and its affiliates, may be deemed to be participants in the solicitation of proxies from the shareholders of the Funds in connection with the Master Fund Proposal. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Funds’ shareholders in connection with the Proposals is contained in the Proxy Statement. This document may be obtained free of charge from the sources indicated above.

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